                                                                    EXHIBIT 10.7

                                                             Loan No. 30-0540284

                    HAZARDOUS MATERIALS INDEMNITY AGREEMENT
                                   (Unsecured)

      THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (this "Indemnity") is given on January 7, 1998 by ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Indemnitor") to LASALLE NATIONAL BANK, AS TRUSTEE for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1 ("Lender"), on the basis of the following facts and understandings:

                                    RECITALS

      A. Wells Fargo Bank, National Association ("Wells Fargo") has heretofore made a loan to Activity Business Associates, LLC, a California limited liability company ("ABA") in the principal sum of EIGHT MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($8,400,000.00) (the "Loan").

      B. The Loan is evidenced by that certain Promissory Note Secured by Deed of Trust dated April 30, 1996 (the "Note"), made by ABA to the order of Wells Fargo in the principal amount of the Loan and is secured by, among other things, that certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) dated as of April 30, 1996, made by ABA for the benefit of Wells Fargo (the "Deed of Trust"; and the Note, the Deed of Trust and any and all other documents and instruments executed in connection with the making of the Loan are herein referred to collectively as the "Original Loan Documents") and encumbering the real property described in Exhibit A attached hereto and incorporated herein by this reference (the "Property").

      C. On or about October 30, 1996, Wells Fargo transferred and assigned to Lender all of Wells Fargo's right, title and interest in, to and under the Loan and the Original Loan Documents, and Lender is now the owner and holder of the Loan and the Original Loan Documents.

      D. ABA and ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership ("Borrower") have requested Lender to consent to (i) a transfer, conveyance and sale of the Property from ABA to Borrower, and (ii) an assumption by Borrower of the Loan and the obligations of ABA under the Original Loan Documents.

      E. Indemnitor is a limited partner of Borrower, and has a direct financial interest in the Property and will benefit from Lender consenting to Borrower's acquisition of the Property and assumption of the Loan and the obligations of ABA under the Original Loan Documents.

      F. Lender is willing to consent to Borrower's acquisition of the Property and assumption of the Loan and the obligations of ABA under the Original Loan Documents only on the condition, among others, that Indemnitor defend, indemnify and hold harmless Lender from and against any and all claims, loss, damage, cost, expense or liability arising out of the presence of "Hazardous Materials" (as defined below) on the Property.

      G. Contemporaneously with the execution and delivery of this Indemnity, Lender, ABA, Borrower, Indemnitor and certain other parties have entered into that certain Assumption Agreement of even date herewith (the "Assumption Agreement"), pursuant to which, among other things, (i) Borrower has agreed to assume and has assumed and has covenanted and agreed to timely perform all of the payment and performance obligations of ABA set forth in the Note, the Deed of Trust and the other Original Loan Documents, and (ii) Lender has consented to Borrower's acquisition of the Property and assumption of the Loan, all on and subject to the terms and conditions set forth in the Assumption Agreement and the other "Assumption Documents" (as defined in the Assumption Agreement; this Indemnity constituting one of the Assumption Documents; and the Original Loan Documents, the Assumption Agreement and the other Assumption Documents are referred to herein collectively as the "Loan Documents").

      H. Since the presence of "Hazardous Materials" on the Property may reduce the value of the Property to an extent that is unforeseeable and indeterminable and may, in fact, cause the value of the Property to be substantially less than the claims against Lender or the liabilities associated with ownership of such Property, Lender also is willing to consent to Borrower's acquisition of the Property and assumption of the Loan and the obligations of ABA under the Loan Documents only on the condition that Indemnitor's indemnity with respect to hazardous materials be and remain an unsecured personal obligation of Indemnitor.

      I. Notwithstanding that this Indemnity is collectively included in the term "Loan Documents" as used herein, this Indemnity is not one of the "Loan Documents" as defined in the Note and therefore is not secured by any of the documents and instruments securing the Note.

      NOW, THEREFORE, in consideration of Lender contemporaneously herewith consenting to Borrower's acquisition of the Property and assumption of the obligations of ABA under the Original Loan Documents, and for other good, valuable and adequate consideration, receipt of which is hereby acknowledged, Indemnitor agrees as follows:

      1. Indemnity. Indemnitor shall defend, indemnify and hold harmless Lender, any corporation controlled by Lender, and each of their respective directors, officers, employees, agents, successors and assigns (including, without limitation, any participants in the Loan) from and against any claim, loss, damage, cost, expense or liability directly or indirectly arising out of (i) the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials (collectively "Hazardous Materials"), including, without limitation, any substances which are "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any present or future state or federal law, ordinance or regulation, which are found in, on, under or about the Property; or (ii) the breach of any covenant (or representation and warranty) of Indemnitor under this Agreement. Such indemnity shall include, without limitation:

      (a) the costs, whether foreseeable or unforeseeable, of any repair, cleanup or detoxification of the Property which is required by any governmental entity or is otherwise necessary to render the Property in compliance with all laws and regulations pertaining to Hazardous Materials;

      (b) all other direct or indirect consequential damages (including, without limitation, any third party tort claim or governmental claims, fines or penalties against Lender, any corporation controlled by Lender, or any of their respective directors, officers, employees, agents, successors or assigns); and

      (c) all court costs and attorney's fees paid or incurred by Lender, any corporation controlled by Lender, or any of their respective directors, officers, employees, agents successors or assigns.

      3. Term. The term of the indemnity provided for herein will commence on the date hereof and continue until such time as no legal action can be successfully brought against Lender due to applicable statutes of limitation. Without in any way limiting the above, it is expressly understood that Indemnitor's duty to indemnify Lender shall survive: (a) any judicial or non-judicial foreclosure under the Deed of Trust, transfer of the Property in lieu thereof, or transfer of the Property subject to the Deed of Trust and the other Loan Documents; (b) the release and reconveyance or cancellation of the Deed of Trust; and (c) the satisfaction of all of Borrower's obligations under the Loan Documents.

      4. Independent and Unsecured Obligational. Indemnitor acknowledges that, notwithstanding any other provision of this Indemnity or any of the Loan Documents to the contrary (including, without limitation, any non-recourse provision under the Loan Documents) the obligations of Indemnitor under this Indemnity are unlimited personal obligations of Indemnitor which are not secured by the Deed of Trust or any other security instrument. In this regard, Lender's appraisal of the value of the Property is such that Lender is not willing to accept the consequences, under California's "One Form of Action" Rule (i.e.,
Section 726 of the Code of Civil Procedure), and "Anti-Deficiency Rules" (i.e., Sections 580(a), 580(b) and 580(d) of the Code of Civil Procedure), of inclusion of this Indemnity among the obligations secured by the Deed of Trust. Indemnitor acknowledges that Lender is unwilling to accept such consequences and that Lender would not consent to Borrower's acquisition of the Property and assumption of the Loan and the obligations of ABA under the Original Loan Documents but for the personal unsecured liability undertaken by Indemnitor.

      5. Settlements; Claims; Judgments. Without the prior written consent of Indemnitor, Lender may settle or compromise any claim with respect to Hazardous Materials made against Lender and Lender may employ an attorney of Lender's own selection to defend Lender. Indemnitor shall pay upon demand all of the costs and expenses of such defense. In addition, and notwithstanding any other provision of this Agreement, Borrower shall not, without the prior written consent of Lender: (a) settle or compromise any action, suit, proceeding, or claim in which Lender is named as a party or consent to the entry of any judgment in such a matter that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, or proceeding; or (b) settle or compromise any action, suit, proceeding, or claim in which Lender is named as a party in any manner that may materially and adversely affect Lender as determined by Lender in its sole discretion.

      6. Interest. Indemnitor shall pay Lender, on demand, interest, at the rate of one percent (1%) per annum (based on a 360-day year and charged on the basis of actual days elapsed) in excess of the "Prime Rate" in effect from time to time, on any costs or expenses incurred by Lender in the enforcement of this Indemnity or on any sums Lender is obligated to pay in respect to the matters with respect to which this Indemnity is given, from the date of Lender's demand. As used herein, the term "Prime Rate" means the

Prime Rate in effect from time to time as published in the Money Rates section of the Wall Street Journal. Any change in the rate of interest on such expenses, costs or sums due to a change in the Prime Rate shall be effective on the date each such change in the Prime Rate is published in the Wall Street Journal.

      7. Rights not Exclusive. The rights of Lender under this Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as heretofore or hereafter amended from time to time).

      8. Rights of Lender. Indemnitor authorizes Lender, without giving notice to Indemnitor or obtaining Indemnitor's consent and without affecting the liability of Indemnitor, from time to time to: (a) renew or extend all or any portion of Borrower's obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of a Default under the Loan Documents; (c) make nonmaterial changes in the dates specified for payments of any item payable in periodic installments under the Note or any of the other Loan Documents; (d) otherwise modify the terms of any of the Loan Documents, except for (i) increases in the principal amount of the Note or changes in the manner by which interest rates, fees or charges are calculated under the Note and the other Loan Documents (Indemnitor acknowledges that if the Note or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the maturity date of the Note where no Default has occurred under the Loan Documents; (e) take and hold security for the performance of Borrower's obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower's obligations under the Note or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Indemnity; and (i) assign this Indemnity in whole or in part.

      9. Indemnitor's Waivers. Indemnitor waives: (a) any defense based upon any legal disability to enter into the Loan or other defense of Borrower; (b) any defense based on any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Indemnitor or any principal of Indemnitor, or any defect in the formation of Indemnitor or any principal of Indemnitor; (c) any defense based upon the application of the proceeds of the Loan by Borrower for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Indemnitor; (d) any defense based upon Lender's election of any remedy against Borrower or Indemnitor or both; (e) any defense based upon Lender's failure to disclose to Indemnitor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to perform its obligations under the Note or any of the Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (j) presentment, demand, protest and notice of any kind; and (k) the benefit of any statute of limitations affecting the liability of Indemnitor hereunder or the enforcement hereof. Indemnitor agrees that payment or performance of any act which tolls any statute of limitations applicable to the Loan Documents shall similarly operate to toll the statute of limitations applicable to Indemnitor's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Indemnitor expressly waives any and all benefits which might otherwise be available to Indemnitor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433 and California Code of Civil
Procedure Sections 580a, 580d and 726, or any of such sections. In addition, Indemnitor understands that Indemnitor's duties, obligations and liabilities under this Indemnity are not limited in any way by any information (whether obtained from Borrower, from Indemnitor, or from Lender's own investigations) which Lender may have concerning the Property and the presence of any Hazardous Materials on the Property.

      10. Disclosure of Information. If Lender elects to sell participations in the Loan, including this Indemnity, Lender may forward to each participant and prospective participant all documents and information relating to this Indemnity or to Indemnitor, whether furnished by Borrower or Indemnitor or otherwise.

      11. Attorney's Fees. If either Indemnitor or Lender engages an attorney or institutes an action in order to enforce any of the provisions of this Indemnity, the prevailing party shall be entitled to reasonable attorney's fees and court costs which may be incurred in connection therewith.

      12. Entire Agreement. This Indemnity contains the entire understanding between the parties relating to the transactions contemplated hereby and all statements, oral or written, are merged herein. No modification, waiver, amendment, discharge or change of this Indemnity shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver or amendment, discharge or change is or may be sought.

      13. Successors and Assigns. All terms of this Indemnity shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

      14. Governing Law. This Indemnity shall be governed by, and construed in accordance with, the laws of the State of California, except to the extent preempted by Federal laws.

      15. Miscellaneous. The liability of all persons and entities who are in any manner obligated hereunder to Lender as an Indemnitor shall be joint and several. If any provision of this Indemnity shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Indemnity and the remaining parts shall remain in fall force as though the invalid, illegal or unenforceable portion had never been part of this Indemnity.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Indemnity has been executed as of the date first set forth above.

                                    INDEMNITOR:

                                    ARDEN REALTY LIMITED PARTNERSHIP, a
                                    Maryland limited partnership

                                    By:   Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:   /s/ Diana M. Laing
                                                --------------------------------
                                                Name:  Diane M. Laing
                                                Title: Chief Financial Officer

                                                (CORPORATE SEAL)

                                     LENDER:

                                    LASALLE NATIONAL BANK, AS TRUSTEE for
                                    Morgan Stanley Capital I Inc., Commercial
                                    Mortgage Pass-Through Certificates,
                                    Series 1996-WF1

                                    By:   Lennar Partners, Inc.,
                                          As Special Servicer

                                          By:
                                                --------------------------------
                                                Name: Ronald E. Schroger
                                                Title: Vice President

                                                (CORPORATE SEAL)

      IN WITNESS WHEREOF, this Indemnity has been executed as of the date first set forth above.

                                    INDEMNITOR:

                                    ARDEN REALTY LIMITED PARTNERSHIP, a
                                    Maryland limited partnership

                                    By:   Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:
                                                --------------------------------
                                                Name:  Diane M. Laing
                                                Title: Chief Financial Officer

                                                (CORPORATE SEAL)

                                     LENDER:

                                    LASALLE NATIONAL BANK, AS TRUSTEE for
                                    Morgan Stanley Capital I Inc., Commercial
                                    Mortgage Pass-Through Certificates,
                                    Series 1996-WF1

                                    By:   Lennar Partners, Inc.,
                                          As Special Servicer

                                          By:   /s/ Ronald E. Schroger
                                                --------------------------------
                                                Name: Ronald E. Schroger
                                                Title: Vice President

                                                (CORPORATE SEAL)

                                                             Loan No. 30-0540284
                                    EXHIBIT A
                            (DESCRIPTION OF PROPERTY)

    Exhibit A to Hazardous Materials Indemnity Agreement (Unsecured) executed by ARDEN REALTY LIMITED PARTNERSHIP, "Indemnitor" to LASALLE NATIONAL BANK, AS TRUSTEE for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1, "Lender".

                             Description of Property

PARCEL I OF PARCEL MAP NO. 13528, CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY.

A.P.N.: 341-220-38-00


                               Page 1 of 1 Page(s)